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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                        ______________________________

                                   FORM 8-KA

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: April 2, 1998



MECH FINANCIAL, INC.
Exact name of registrant as specified in its charter


   STATE OF CONNECTICUT           000-23557                       06-1500984
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State or other jurisdiction    Commission File                   IRS Employer
     of Incorporation              Number                    Identification No.




   100 PEARL STREET
     HARTFORD, CT                                                    06103
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Address of principal executive offices                             (Zip Code)


Registrant's phone number:  (860) 293-4000
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                                    ITEM 4.
                 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


Consistent with the Company's prior disclosure on Form 8-K dated January 23, 1998, KPMG Peat Marwick, L.L.P. has succeeded Coopers & Lybrand L.L.P., who declined to stand for re-election, as independent auditors for the fiscal year ending December 31, 1998. A copy of the letter from Coopers & Lybrand L.L.P. indicating their engagement has ended is attached as exhibit 1.

The report on the financial statements for the two most recent fiscal years by Coopers & Lybrand L.L.P. did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to any uncertainty, audit scope or accounting principles. There were no disagreements between Coopers & Lybrand L.L.P. and the management of MECH Financial, Inc. or its subsidiaries including Mechanics Savings Bank on accounting policies or procedures, financial statement disclosure or auditing scope or procedure.




                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MECH Financial, Inc.
                                          --------------------
                                          Registrant


Date: April, 2, 1998                      By: /s/ Thomas M. Wood
      --------------                          ------------------
                                              Thomas M. Wood, Executive Vice
                                              and Treasurer